SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) June 27, 1997
                                                 _____________


                         American Filtrona Corporation
                         _____________________________

             (Exact name of registrant as specified in its charter)



         Virginia                   0-7163                54-0574583
  ______________________          __________         ____________________

(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)



3951 Westerre Parkway, Suite 300, Richmond, Virginia   23233
_______________________________________________________________

(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code   (804-346-2400)
                                                     ______________


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Item 5.     Other Events.

            On June 27, 1997, American Filtrona Corporation (the "Corporation") issued the press release attached hereto as Exhibit 99.1, announcing that (i) WBT Holdings LLC had terminated the merger agreement between the Corporation and WBT Holdings and (ii) the Corporation's Board of Directors had authorized the Special Committee of the Board to explore other alternatives to enhance shareholder value, including the sale of the Corporation.

            On July 2, 1997, the Corporation issued the press release attached hereto as Exhibit 99.2, announcing that (i) it had entered into a letter of intent with Bunzl plc regarding the proposed sale of the Corporation and (ii) certain persons and entities having the right to vote approximately 46% of the Corporation's outstanding shares had signed a letter of commitment to vote their shares in favor of the transaction. Copies of the letter of intent and the letter of commitment are attached hereto as Exhibits 99.3 and 99.4, respectively.

Item 7.         Exhibits.

EX-99.1         American Filtrona Corporation - Press Release (June 27, 1997)
EX-99.2         American Filtrona Corporation - Press Release (July 2, 1997)
EX-99.3         Letter of Intent between American Filtrona Corporation and
                Bunzl plc dated as of July 1, 1997
EX-99.4         Letter of Commitment among American Filtrona Corporation,
                Frances B. Bunzl, Bennett L. Kight, WBT Holdings LLC,
                Rudolph H. Bunzl, Wallace Stettinius and William A. Forrest,
                Jr. dated as of July 1, 1997

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                                   SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      AMERICAN FILTRONA CORPORATION
                                          (Registrant)


Date:  July 8, 1997              By:    /s/ John D. Barlow, Jr.
                                      -------------------------------------
                                        John D. Barlow, Jr.
                                        Vice President - Finance

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

                                    EXHIBITS

Exhibit Number and Description
______________________________

        99.1  American Filtrona Corporation - Press Release (June 27, 1997)
        99.2  American Filtrona Corporation - Press Release (July 2, 1997)
        99.3 Letter of Intent between American Filtrona Corporation and Bunzl plc dated as of July 1, 1997
        99.4  Letter of Commitment among American Filtrona Corporation, Frances
              B. Bunzl, Bennett L. Kight, WBT Holdings LLC, Rudolph H. Bunzl, Wallace Stettinius and William A. Forrest, Jr. dated as of July 1, 1997

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